                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): March 22, 2006

                            PRO-FAC COOPERATIVE, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 0-20539                                 16-6036816
--------------------------------------------------------------------------------
         (Commission File Number)             (IRS Employer Identification No.)


     350 Linden Oaks, P.O. Box 30682,
         Rochester, New York                            14603-0682
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

                                 (585) 218-4210
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Page 1 of 3

                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 22, 2006, William J. Lipinski was elected to serve as a director of Pro-Fac Cooperative, Inc. by Pro-Fac's board of directors. Mr. Lipinski will replace director James A. Pierson on the Board, whose term expired on March 22, 2006. Mr. Lipinski will serve as a member of Pro-Fac's Audit Committee and Executive and Compensation Committee.

                            Section 8 - Other Events

Item 8.01    Other Events

Pro-Fac's Board of Directors has determined that it will no longer accept offers from holders of shares of Pro-Fac non-cumulative preferred stock (liquidation preference $25 per share) to exchange their shares of non-cumulative preferred stock for shares of Pro-Fac Class A cumulative preferred stock (liquidation preference $25 per share). Pro-Fac's Class A cumulative preferred stock is listed under the symbol PFACP on the Nasdaq National Market system.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               PRO-FAC COOPERATIVE, INC.


March 27, 2006                             By: /s/ Stephen R. Wright
                                               --------------------------------
                                               Stephen R. Wright,
                                               Chief Executive Officer,
                                               Chief Financial Officer,
                                               General Manager and Secretary
                                               (Principal Executive Officer and
                                               Principal Financial Officer)